SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          March 2, 2000 (March 1, 2000)

                              --------------------


                            FOCUS ENHANCEMENTS, INC.
               (exact name of registrant as specified in charter)


 Delaware                             1-11860              04-3186320
 (State or Other Jurisdiction         (Commission          (IRS Employer
 of Incorporation)                    File Number)         Identification No.)


 600 Research Drive                                       10887
 Wilmington, Massachusetts                                (Zip Code)
 (address of principal office)

                                 (978) 988-5888
              (Registrant's telephone number, including area code)






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Item 5.  Other Events.

         On March 1, 2000, FOCUS Enhancements, Inc., a Delaware corporation (the "Company"), issued a press release, in which it announced that its Board of Directors has formed a committee to review financial control issues brought to the Board of Directors' attention by the Company's independent auditors, Wolf & Company, P.C., and to determine the possible effect of such issues on the Company's financial statements for the year ended December 31, 1999 and prior periods. A copy of the press release, which is incorporated into and made a part of this report by this reference, is included as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

          (a)     Financial Statements

                  Not applicable.

          (b)     Pro Forma Financial Information

                  Not applicable.

          (c)     Exhibits

                  99.1     Press Release dated March 1, 2000


                                   Signatures

         Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FOCUS ENHANCEMENTS, INC.


                                   By: /s/ Christopher P. Ricci
                                      Christopher P. Ricci
                                      Senior Vice President and General Counsel


Date:  March 2, 2000